UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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JMP Group LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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600 Montgomery Street, Suite 1100

San Francisco, CA 94111

April 21, 2017

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of JMP Group LLC (the “Company”), which will be held on Monday, June 5, 2017, at 11:00 a.m. Pacific time. The Annual Meeting will take place at our corporate headquarters at 600 Montgomery Street, Suite 1100, San Francisco, CA 94111. At the Annual Meeting, we will:

1.	Elect nine (9) directors to serve until our subsequent annual meeting.

2.	Hold an advisory, nonbinding vote on executive compensation.

3.	Hold an advisory, nonbinding vote on the frequency of holding an advisory vote on executive compensation.

4.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017.

5.	Conduct any other business that properly comes before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

All holders of record of common shares of JMP Group LLC at the close of business on Friday, April 14, 2017, will be entitled to vote at our Annual Meeting.

Your vote is very important to us and your shares should be represented and voted, whether or not you plan to personally attend the Annual Meeting. To ensure that your vote is counted at the meeting, please mark, sign, date and return the enclosed proxy card in the envelope provided or vote via the Internet as promptly as possible. Shareholders attending the Annual Meeting may vote in person even if they have previously returned proxy cards or voted via the Internet. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a legal proxy from such broker, bank or other nominee.

Sincerely,

Joseph A. Jolson

Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT.

PLEASE PROMPTLY SUBMIT YOUR PROXY BY INTERNET OR MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Monday, June 5, 2017: The Proxy Statement, the Form of Proxy Card, and the 2016 Annual Report to Shareholders are available at http://investor.jmpg.com/annual-proxy.cfm.

JMP Group LLC

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

NOTICE OF THE 2017 ANNUAL MEETING OF SHAREHOLDERS

Time & Date:	11:00 a.m. Pacific time on Monday, June 5, 2017

Location:	600 Montgomery Street, Suite 1100, San Francisco, CA 94111

Items of Business:	1.	Elect nine (9) directors to serve until our subsequent annual meeting.

2.	Hold an advisory, nonbinding vote on executive compensation.

3.	Hold an advisory, nonbinding vote on the frequency of holding an advisory vote on executive compensation.

4.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017.

5.	Conduct any other business that properly comes before the meeting and any postponements or adjournments of the meeting.

Who Can Vote:	Shareholders at the close of business on Friday, April 14, 2017, the date which has been fixed by the Board of Directors of the Company as the record date.

How You Can Vote:

You may vote in one of three ways: (1) by ballot in person at the Annual Meeting; (2) by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope; or (3) via the Internet by visiting www.proxyvote.com and following the instructions for voting.

Who May Attend:

Only persons with evidence of share ownership or who are guests of the Company may attend the Annual Meeting. Photo identification will be required (a driver’s license or passport is preferred). If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement confirming that you were the beneficial owner of those shares at the close of business on April 14, 2017. If you do not have proof that you own shares, you will not be admitted to the Annual Meeting.

Inspection of List of Shareholders of Record:

A list of the shareholders of record as of April 14, 2017 will be available for inspection during ordinary business hours at the office of our Secretary, 600 Montgomery Street, Suite 1100, San Francisco, California 94111, from May 26, 2017 to June 5, 2017.

Additional Information:	Additional information regarding the matters to be acted on at the Annual Meeting is included in the accompanying proxy statement.

By Order of the Board of Directors,

Secretary

April 21, 2017

Table of Contents

Page

INTRODUCTION	1
QUESTIONS AND ANSWERS	1
PROPOSAL 1 ELECTION OF DIRECTORS	5
Composition of the Board	5
Leadership Structure of the Board	5
Independence of Non-Employee Directors	5
Selection of Directors	6
Nominees for Election as Directors	7
Required Vote and Directors’ Recommendation	9
The Board of Directors and Its Committees	10
The Role of the Board of Directors in the Oversight of Risk	11
Executive Officers	11
Executive Compensation	12
Compensation Discussion and Analysis	12
Equity Awards	16
2016 Summary Compensation Table	18
2016 Grants of Plan-Based Awards	19
Outstanding Equity Awards as of December 31, 2016	20
Option Exercises and Share Vested in 2016	20
Non-Qualified Deferred Compensation	21
Potential Payments Upon Termination or Change in Control	21
Compensation of Directors	21
Compensation Committee Report	23
Audit Committee Report	24
Security Ownership of Certain Beneficial Owners and Management	25
Equity Compensation Plan Information	26
Transactions with Our Directors and Executive Officers	26
Review and Approval of Transactions with Related Persons	27
PROPOSAL 2 ADVISORY, NONBINDING VOTE ON EXECUTIVE COMPENSATION	28
Required Vote and Directors’ Recommendation	28
PROPOSAL 3 ADVISORY, NONBINDING VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	29
Required Vote and Directors’ Recommendation	29
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
Audit and Non-Audit Fees	30
Audit Committee Pre-Approval of Audit and Non-Audit Services	30
Required Vote and Directors’ Recommendation	30
OTHER MATTERS	31
Section 16(a) Beneficial Ownership Reporting Compliance	31
Incorporation by Reference	31
Shareholder Proposals for 2018 Annual Meeting of Shareholders	31
Code of Business Conduct and Ethics	31
Reporting of Concerns Regarding Accounting and Other Matters	31
Householding	31
Communicating with the Board of Directors, the Lead Director or with the Non-Management Members as a Group	32
Other Matters	32

-i-

JMP Group LLC

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, JUNE 5, 2017

INTRODUCTION

This proxy statement (this “Proxy Statement”) is furnished in connection with a solicitation of proxies by the Board of Directors of JMP Group LLC, a Delaware limited liability company (which we refer to as “JMP,” the “Company,” “we,” “our” or “us” and which includes, as applicable, our predecessor corporation, JMP Group Inc.), to be used at our 2017 annual meeting of shareholders (the “Annual Meeting”) to be held on Monday, June 5, 2017, at 11:00 a.m. Pacific time at our principal executive offices, the address of which is featured above, and at any adjournments or postponements thereof.

The approximate date on which a copy of our 2016 Annual Report, this Proxy Statement and the accompanying proxy card are first being mailed to shareholders is May 1, 2017.

QUESTIONS AND ANSWERS

What is the purpose of the Annual Meeting?

You are invited to attend the Annual Meeting to consider and vote on the following proposals:

1.	Elect nine (9) directors to serve until our subsequent annual meeting.

2.	Hold an advisory, nonbinding vote on executive compensation.

3.	Hold an advisory, nonbinding vote on the frequency of holding an advisory vote on executive compensation.

4.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017.

5.	Conduct any other business that properly comes before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The close of business on Friday, April 14, 2017 has been fixed by the Board of Directors of the Company (the “Board of Directors” or the “Board”) as the record date for determining the holders of shares representing limited liability company interests (the “Common Shares”) entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to attend and vote at the Annual Meeting. The only class of shares that is currently outstanding and that can be voted at the Annual Meeting is our Common Shares. Each outstanding Common Share is entitled to one vote on each matter that comes before the Annual Meeting, and the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote will constitute a quorum at the Annual Meeting. We do not have cumulative voting, and there are no appraisal or dissenters’ rights associated with any of the matters we have scheduled for a vote at the Annual Meeting. Withheld votes, abstentions and “broker non-votes” are treated as present for quorum purposes.

At the close of business on the record date, there were 21,673,824 Common Shares outstanding held by 63 shareholders of record. Those shares represented by the proxies received, properly marked, dated, executed and not revoked will be considered present at the Annual Meeting.

How do I vote?

You may vote by ballot in person at the Annual Meeting. If you are a “street name” shareholder, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares of record, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting. Alternatively, you may vote by using any of the following methods:

•

By the Internet—You may vote by proxy via the Internet by visiting www.proxyvote.com and following the instructions on the webpage. You may use the Internet to vote at any time until 11:59 P.M. Eastern Time, on June 4, 2017.

•

By Mail—You may vote by completing, signing and dating the proxy card and returning it in the provided postage-paid envelope. If you are a shareholder of record, and the postage-paid envelope is missing, please mail your completed proxy card to JMP Group LLC c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

How does the Board of Directors recommend I vote on the proposals?

The Board of Directors recommends that you vote:

•	Proposal 1—FOR the election of each of the nine (9) director nominees.

•	Proposal 2—FOR the approval, on an advisory basis, of the compensation for our named executive officers.

•	Proposal 3—FOR the option of “ONE YEAR” as the preferred frequency for the advisory votes on executive compensation.

•	Proposal 4—FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017.

What if I do not specify how my shares are to be voted?

For shares directly registered in the name of the shareholder, if a properly executed proxy is provided, but no instruction is given with respect to any or all proposals to be acted upon at the Annual Meeting, your proxy will be voted “FOR ALL” the director nominees named in Proposal 1 of this Proxy Statement, “FOR” Proposals 2 and 4 and “FOR” the option of “ONE YEAR” as the preferred frequency for the advisory votes on executive compensation, as set forth in Proposal 3.

At present we do not expect any other matter to be considered at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the Annual Meeting for action, it is intended that our Common Shares represented by proxies will be voted by the persons named as proxies on the proxy card in accordance with their discretion on such matters.

For shares registered in the name of a broker, bank, or other nominee, with respect to shares for which voting instructions are not provided that are registered in the name of organizations that are not governed by New York Stock Exchange (“NYSE”) Rule 452, those shares will not be voted at the meeting because such organizations do not have discretionary voting power. With respect to shares registered in the name of brokerage firms that are governed by NYSE Rule 452, if you do not furnish voting instructions to such brokerage firms, one of two things can happen depending upon whether or not a proposal is “routine.” Under NYSE Rule 452, brokerage firms have discretion to cast votes on “routine” matters, such as the ratification of the appointment of independent registered public accounting firms, without receiving voting instructions from their clients. Brokerage firms are not permitted, however, to cast votes on “non-routine” matters, such as the election of directors and the advisory vote on executive compensation, without such voting instructions.

How can I attend the Annual Meeting in person?

All shareholders must bring an acceptable form of identification, such as a driver’s license or a passport, to attend our Annual Meeting in person.

If your shares are held beneficially in “street name” and you plan to attend the Annual Meeting, you will need to obtain and present a copy of your brokerage account statement (which you can obtain from your broker) reflecting your ownership of our Common Shares at the close of business on April 14, 2017 to be admitted to the Annual Meeting.

Please note: No cameras, recording equipment or other electronic devices will be permitted at the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, the American Stock Transfer & Trust Co., you are considered, with respect to those shares, the “shareholder of record.” The Notice of Annual Meeting, this Proxy Statement and our 2016 Annual Report have been sent directly to you.

If your Common Shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Annual Meeting, this Proxy Statement and our 2016 Annual Report have been forwarded (or otherwise made available) to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

Can I change my vote after I submit my proxy card?

Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	signing and returning another proxy card with a later date; or

•	giving written notice of revocation to our Secretary prior to or at the Annual Meeting; or

•	attending and voting at the Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking your properly executed proxy unless you follow one of the revocation procedures referenced above. Any written notice revoking a proxy should be sent to our Secretary at 600 Montgomery Street, Suite 1100, San Francisco, CA 94111 and must be received before voting is closed at the Annual Meeting, unless such written notice will be given to our Secretary at the Annual Meeting.

What are “broker non-votes”?

“Broker non-votes” occur when a broker or nominee holding shares for a beneficial owner in “street name” does not vote on a particular matter because it does not have discretionary authority to vote and it has not received voting instructions from the beneficial owner. Under the rules of the NYSE, brokers that have not received voting instructions from their customers may vote their customers’ shares in the brokers’ discretion on the proposal regarding the ratification of the appointment of our independent registered public accounting firm because this is a “routine” matter under NYSE Rule 452. Brokers that have not received voting instructions from their customers may not vote their customers’ shares in the brokers’ discretion on the proposals regarding: (i) the election of directors; (ii) the approval, on an advisory, nonbinding basis, of the compensation of our named executive officers; and (iii) the advisory, nonbinding vote on the frequency of holding an advisory vote on executive compensation. Organizations that are not governed by NYSE Rule 452 do not have discretionary voting power and may not vote their clients’ shares on any proposals set forth in the accompanying Notice of Annual Meeting and this Proxy Statement or any other matters that may be brought before the Annual Meeting without voting instructions from their clients.

How many votes are required to approve the proposals?

The required votes to approve each proposal are as follows:

•

Proposal 1—a plurality of the votes cast is required for the election of directors. This means that the nine director nominees receiving the greatest number of “FOR” votes will be elected to the Board of Directors. You may vote “FOR ALL”, “WITHHOLD ALL”, or “FOR ALL EXCEPT” with respect to the election of directors. Only votes “FOR” are counted in determining whether a plurality has been cast in favor of a director. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

•

Proposal 2— because the vote on approval of the compensation of our named executive officers is an advisory, nonbinding vote, there is no minimum vote requirement that constitutes approval of this proposal. You may vote “FOR”, “AGAINST”, or “ABSTAIN” with respect to approval of the compensation of our named executive officers, and the preference of the shareholders will be determined by the choice receiving the greatest number of votes. Abstentions, while included for purposes of attaining a quorum, will not be voted on Proposal 2 and therefore will have the same effect as a vote against Proposal 2. Broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

•

Proposal 3—because the vote on the frequency of future shareholder advisory votes on executive compensation is an advisory, nonbinding vote and provides shareholders with multiple voting options, there is no minimum vote requirement that constitutes approval of this proposal. You may vote for a “ONE YEAR”, “TWO YEAR”, or “THREE YEAR” frequency for such advisory votes on executive compensation, or “ABSTAIN” with respect to such advisory vote on the frequency of advisory votes on executive compensation, and the preference of shareholders will be determined by the choice receiving the greatest number of votes. Abstentions, while included for purposes of obtaining a quorum, will not be counted as votes cast and will have no effect on the outcome of the vote on this proposal. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of such vote.

•

Proposal 4—the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting is required for the ratification of the appointment of our independent registered public accounting firm for fiscal year 2017. You may vote “FOR”, “AGAINST”, or “ABSTAIN” with respect to the ratification of the appointment of our independent registered public accounting firm. Abstentions, while included for purposes of attaining a quorum, will not be voted on Proposal 4 and therefore will have the same effect as a vote against Proposal 4. Broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

Who will count the votes?

We have retained Broadridge Financial Solutions to receive and tabulate the votes in connection with our Annual Meeting. Our Secretary will utilize such tabulations and serve as our election inspector who will certify the election results and perform any other acts required by the Delaware Limited Liability Company Act.

What is a quorum, and how is it determined?

For business to be properly conducted and the vote of shareholders to be valid at the Annual Meeting, a quorum must be present. The presence, in person or by proxy, of the holders of a majority of our Common Shares issued and outstanding as of the record date is necessary to constitute a quorum at the Annual Meeting. Common shares represented at the Annual Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Who pays for the cost of this proxy solicitation?

This proxy solicitation by our Board of Directors will be conducted by mail, and we will bear all associated costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of our Common Shares. We may conduct further solicitation personally, telephonically, by facsimile or by electronic or other means of communication through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Where can I find more information?

A copy of our 2016 Annual Report is enclosed with this Proxy Statement and is available on the Internet at http://investor.jmpg.com/annual-proxy.cfm. In addition, we are required to file annual, quarterly and current reports, proxy statements and other information required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the Securities and Exchange Commission (the “SEC”). You may read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549, U.S.A. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

In addition, we maintain a public website at www.jmpg.com and make available free of charge through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements and Forms 3, 4 and 5 filed on behalf of directors and executive officers and any amendments to those reports filed or furnished pursuant to the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Also posted on our website are charters for our Board of Directors’ Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, as well as our Corporate Governance Guidelines, our Code of Business Conduct and Ethics governing our directors, officers and employees and other related materials. The information on our website is not part of this Proxy Statement.

If you have any further questions about voting your shares or attending the Annual Meeting, please contact Andrew Palmer, Director of Investor Relations at 415-835-8978 and apalmer@jmpg.com.

PROPOSAL 1
ELECTION OF DIRECTORS

Composition of the Board

Our Board of Directors presently consists of nine members: Joseph A. Jolson, our Chief Executive Officer and Chairman, Craig R. Johnson, our Vice Chairman, Carter D. Mack, Mark L. Lehmann, Kenneth M. Karmin, our Lead Director, Glenn H. Tongue, H. Mark Lunenburg, David M. DiPietro and Jonathan M. Orszag. All of our directors are elected annually for a one-year term expiring at the annual meeting of shareholders in the following year. Each director will hold office until his successor has been elected and qualified or until the director’s earlier death, resignation or removal. If any director listed in this Proxy Statement does not stand for re-election, his successor or replacement will stand for re-election at our next annual meeting of shareholders in 2018.

Leadership Structure of the Board

Mr. Jolson has served in the combined roles of Chairman and Chief Executive Officer since 2004. One of our outside directors, Mr. Karmin, has been appointed as Lead Director (and Presiding Director for purposes of NYSE rules) with responsibilities as set forth in the Company’s Corporate Governance Guidelines available in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com. These duties include, as appropriate, chairing executive sessions of the Board, serving as the principal liaison between the Chairman and the independent directors, approving information sent to the Board, approving meeting agendas and schedules for the Board, and ensuring that he is available for consultation and direct communication with shareholders, if requested. The Lead Director also has the authority to call meetings of the independent directors.

We believe that Mr. Jolson’s dual roles as Chairman and Chief Executive Officer are in the best interest of the Company and its shareholders as such structure creates unified leadership and a cohesive strategic vision for the Company. As a founder, and with his long history in the industries in which we operate and deep involvement in the operations of the Company, we believe Mr. Jolson is uniquely positioned to identify and recommend to the Board strategic initiatives in light of Company culture and opportunities. We believe the oversight provided by the Company’s outside directors, the Board committees and the coordinated efforts between management and the independent directors help balance growth and risk management and the development of the Company’s strategic plans and operations.

Independence of Non-Employee Directors

Each of our Board of Directors and Corporate Governance and Nominating Committee has analyzed the independence of each nominee for the Board of Directors and has determined that each of Messrs. Karmin, Tongue, Lunenburg, DiPietro and Orszag is “independent,” as defined in Section 303A of the NYSE Listed Company Manual and within the meaning of our director independence standards (detailed below). In addition, each of our Board of Directors and Corporate Governance and Nominating Committee has determined that each member of the Audit Committee is “independent” under the SEC’s audit committee independence standards and that each member of our Compensation Committee is “independent” under the SEC’s compensation committee independence standards and as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

To be considered “independent” within the meaning of our director independence standards, a director must be determined by resolution of our Board of Directors as a whole, after due deliberation, to have no material relationship with the Company other than as a director. In each case, our Board of Directors shall broadly consider all relevant facts and circumstances and shall apply the following standards:

1.

A director who is an employee, or whose immediate family member is an executive officer, of the Company or any of its subsidiaries is not “independent” until three years after the end of such employment relationship;

2.

A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company or any of its subsidiaries, other than director and Board committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not “independent” until three years after he or she ceases to receive more than $120,000 per year in such compensation;

3.

A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company or any of its subsidiaries is not “independent” until three years after the end of the affiliation or the employment relationship;

4.

A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s or any of its subsidiaries’ present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship;

5.

A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company (which does not include charitable entities) that makes payments to, or receives payments from, the Company or any of its subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold; and

6.

Any director that has a material relationship with the Company shall not be independent. Any relationship not required to be disclosed pursuant to Item 404 of Regulation S-K shall be presumptively not material. For relationships not covered by the preceding sentence, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the Board of Directors. We would disclose in our next proxy statement the basis for any Board determination that a relationship is immaterial despite the fact that it does not meet the categorical standards of immateriality set forth above.

In addition to the categorical standards discussed above, our Corporate Governance and Nominating Committee and the Board of Directors have considered certain relationships between each independent director and us, and in particular the following types of relationships: (i) brokerage, investment banking and investment management relationships between us and any independent director, their family members and entities with which any of them are affiliated or in which any of them are significantly invested, (ii) employment relationships with family members of our independent directors, (iii) relationships between us and any third-party vendor that is affiliated with any independent director or any of their family members or in which any of them are significantly invested and (iv) relationships with PricewaterhouseCoopers LLP, our independent registered public accounting firm.

In making its independence determination regarding Messrs. Karmin, Tongue, Lunenburg, DiPietro and Orszag, the Board of Directors considered certain transactions, relationships and arrangements, including, among other things, investment by directors in certain investment funds managed by affiliates of the Company and the employment of Mr. Lunenburg’s son as a research associate at the Company’s subsidiary JMP Securities LLC (“JMP Securities”). These transactions, relationships and arrangements were considered to be within the applicable categorical independence standards discussed above.

Selection of Directors

Shareholder Recommendations and Nominations for Membership on our Board of Directors

The policy of our Corporate Governance and Nominating Committee is to consider properly submitted shareholder recommendations for candidates for membership on the Board of Directors as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such recommendations, the Corporate Governance and Nominating Committee will address the membership criteria set forth under “Director Qualifications.” Any shareholder recommendations proposed for consideration by the Corporate Governance and Nominating Committee should include the nominee’s name and qualifications for membership on the Board of Directors and should be addressed to:

JMP Group LLC

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

Attn: Walter Conroy, Secretary

In addition to shareholder recommendations of candidates for membership on the Board of Directors, a shareholder may nominate an individual for election to our Board of Directors in the manner set forth in, and in accordance with the provisions of, our Amended and Restated Limited Liability Company Agreement of JMP Group LLC, dated as of January 1, 2015 (“LLC Agreement”). Under Section 7.11 of our LLC Agreement, in order for a nomination to be properly brought before the annual meeting of our shareholders to be held in 2018, notice of a nomination must be delivered to our Corporate Secretary not less than 90 days nor more than 120 days prior to (i) the first anniversary of the date on which we first mail our proxy materials for the Annual Meeting, or, (ii) if the date of the annual meeting of our shareholders to be held in 2018 is changed by more than 30 days from the first anniversary date of the Annual Meeting, notice of a nomination must be delivered to the Secretary not later than the close of business on the later of (x) the 90th day prior to such annual meeting or (y) the 10th day following the day on which public announcement of the date of such meeting is first made.

Accordingly, assuming that the annual meeting of our shareholders to be held in 2018 occurs within 30 days before or after the first anniversary date of the Annual Meeting, any such notice of a nomination given by or on behalf of a shareholder pursuant to Section 7.11 of our LLC Agreement must be received no earlier than January 1, 2018 and no later than January 31, 2018 in order to be timely given.

In any notice of nomination, the nominating shareholder must include a statement in writing setting forth the following:

(i) as to each person the shareholder proposes to nominate for election or re-election as a director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of such person;

•	the class and number of all shares of each class of our capital stock owned beneficially and of record by the person;

•	the person’s signed consent to serve as a director if elected; and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14(a) of the Exchange Act; and

(ii) as to the shareholder giving the notice, the name and record address of the shareholder, the class and number of all shares of each class of our capital stock owned beneficially and of record by the shareholder, and, if the nominating shareholder’s shares are held beneficially in a stock brokerage account or in the name of a bank or other holder of record, evidence establishing such shareholder’s indirect ownership of shares and entitlement to vote such shares for the election of directors at the annual meeting.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director. A copy of our LLC Agreement is included as an exhibit to our Form 8-K12B, filed with the SEC on January 2, 2015. See the information set forth under the heading “Where can I find more information?” above.

Director Qualifications

Our Corporate Governance Guidelines contain membership criteria that apply to nominees for election to our Board of Directors. Under these criteria, members of our Board of Directors should possess certain core competencies, some of which may include broad experience in business, finance or administration, familiarity with national and international business matters, and familiarity with our industry. In addition to having one or more of these core competencies, members of our Board of Directors are identified and considered on the basis of knowledge, experience, integrity, diversity, leadership, reputation, and ability to understand our business.

Further, the Corporate Governance and Nominating Committee considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and financial expertise, experience as a director of a public company, and diversity. The Board considers a number of factors in its evaluation of diversity, including geography, age, and ethnicity. As indicated above, diversity is one factor among many that the Board considers when evaluating director candidates. The Corporate Governance and Nominating Committee monitors its assessment of diversity as part of its annual self-evaluation process. The Corporate Governance and Nominating Committee will reassess the qualifications of a director, including the director’s attendance, involvement at Board and committee meetings and contribution to Board diversity, prior to recommending a director for re-election. Nominees will be screened to ensure each candidate has qualifications which complement the overall core competencies of the Board. The screening process for new nominees includes conducting a background investigation and an independence determination.

Identifying and Evaluating Nominees for Directors

Our Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for directors. Our Corporate Governance and Nominating Committee has the duty of regularly assessing the composition of our Board of Directors, including, but not limited to, the size of our Board of Directors and the diversity, age, skills and experience of individual members in the context of the needs of our Board of Directors. In addition, our Corporate Governance and Nominating Committee also has the duty of identifying individuals qualified to become members of the Board of Directors. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current members of our Board of Directors, professional search firms, shareholders or other persons. These candidates will be evaluated by our Corporate Governance and Nominating Committee and may be considered at any point during the year. Our Corporate Governance and Nominating Committee may review materials provided by professional search firms or other parties to identify, evaluate and recruit potential director nominees who are not proposed by a shareholder. In addition, a professional search firm may be used to make initial contact with potential candidates to assess, among other things, their availability, fit and major strengths.

As described above, our Corporate Governance and Nominating Committee will consider properly submitted shareholder recommendations of candidates for our Board of Directors. Following verification of the shareholder status of persons recommending candidates, recommendations will be aggregated and considered by our Corporate Governance and Nominating Committee. If any materials are provided by a shareholder in connection with the recommendation of a director candidate, such materials will be forwarded to our Corporate Governance and Nominating Committee. Shareholder recommendations that comply with our procedures will receive the same consideration that our Corporate Governance and Nominating Committee nominees receive.

Nominees for Election as Directors

At the Annual Meeting, our shareholders will be asked to elect our nine director nominees set forth below.

All of the nominees currently are members of the Board of Directors, and all of the nominees have been recommended for re-election to the Board of Directors by our Corporate Governance and Nominating Committee and approved and nominated for re-election by the Board of Directors. Set forth below is information as of March 31, 2017 regarding the nominees, which has been confirmed by each of them and approved for inclusion in this Proxy Statement.

Joseph A. Jolson, age 58, co-founded the Company in 1999, and is our Chief Executive Officer, the Chairman of the Board of Directors, and a member of our Executive Committee. Mr. Jolson has served as our CEO since September 1999 and as Chairman of our Board of Directors since August 2004. Additionally, since 1999 Mr. Jolson has served as the Chief Executive Officer of Harvest Capital Strategies LLC. From 1999 until 2015, he was also portfolio manager of hedge fund strategy Harvest Opportunity Partners II, which invested in the financial services, real estate and business services industries. Previously, Mr. Jolson was a Senior Managing Director and Senior Research Analyst at Montgomery Securities, now Banc of America Securities, for 15 years. Prior to that, he was a Consulting Research Analyst at Fidelity Management and Research in Boston in 1983 and 1984 and at Donaldson, Lufkin & Jenrette in New York from 1980 through 1982. Mr. Jolson was named to Institutional Investor magazine’s All-America Research Team for 10 consecutive years, between 1986 and 1995, for his coverage of the savings and loan industry and was also selected as an All-Star Analyst by The Wall Street Journal in the financial services category in 1996 and 1997. Additionally, he was ranked as a top-five thrift analyst every year from 1985 through 1994 by Greenwich Associates. Mr. Jolson received a MBA degree with distinction from The Wharton School at the University of Pennsylvania and a BA degree from Yale University. The Board believes that Mr. Jolson should serve as a director due to, among other factors, his status as a founder of the Company, his experience in the industries in which we operate and his successful management of the operations and the strategic directives of the Company since inception.

Craig R. Johnson, age 62, joined us in January 2002 and is Vice Chairman of the Company, Chairman of Harvest Capital Strategies LLC, and a member of our Executive Committee. Mr. Johnson has served as a member of our Board of Directors since August 2004, as Vice Chairman of the Company and Chairman of Harvest Capital Strategies LLC since January 2011. Mr. Johnson previously served as President of the Company, from January 2007 to January 2011, and as President of JMP Securities, from January 2002 until January 2007. Mr. Johnson was a founding member of Saw Island Asset Advisors, LLC, an alternative investment firm specializing in hedge fund investments, which was acquired by JMP Asset Management (now Harvest Capital Strategies LLC) in January 2003. Prior to founding Saw Island Asset Advisors, Mr. Johnson spent 20 years, from 1980 through 2000, at Montgomery Securities, now Banc of America Securities, most recently as director of global institutional sales and a member of the firm’s Executive Committee. Mr. Johnson received a BA degree from Stanford University. The Board believes Mr. Johnson should serve as a director due to his experience in the institutional brokerage and investment banking industries and with funds of funds.

Carter D. Mack, age 54, co-founded the Company in 1999, is President of the Company and a member of our Executive Committee. Mr. Mack has served as a member of our Board of Directors since August 2004 and as our President since January 2011. Mr. Mack previously served as Director of Investment Banking and Co-President of JMP Securities from February 2007 to January 2011. Prior to co-founding the Company, Mr. Mack was a Managing Director in the financial services group at Montgomery Securities, now Banc of America Securities, for three years, where he focused on corporate finance and mergers and acquisitions for finance companies, depository institutions and other financial intermediaries. Mr. Mack also spent five years working with financial institutions in the investment banking group at Merrill Lynch, two years in corporate finance at Security Pacific Corp. and three years in strategic planning at Union Bank of California. Mr. Mack received a MBA degree from the UCLA Anderson School of Management and a BA degree from the University of California, Berkeley. The Board believes Mr. Mack should serve as a director due to his status as a founder of the Company and his experience in investment banking, particularly in financial services.

Mark L. Lehmann, age 52, joined us in October 2003 and is President of JMP Securities and a member of our Executive Committee. Mr. Lehmann has served as a member of our Board of Directors since August 2004. Mr. Lehmann previously served as Director of Equities and Co-President of JMP Securities from February 2007 to January 2011. Previously, Mr. Lehmann was a Managing Director at U.S. Bancorp Piper Jaffray, where he initiated and managed the firm’s middle-market sales effort. He previously served as both the Global Director of Institutional Sales and the Global Director of Equity Research at Banc of America Securities after serving as an institutional salesperson at the firm and its predecessor, Montgomery Securities, for 10 years. Mr. Lehmann was also a founding partner of Baypoint Trading, a provider of trading execution services to investment managers. Mr. Lehmann received a JD degree from the New York University School of Law and a BA degree from the University of Illinois. He is a certified public accountant. The Board believes Mr. Lehmann should serve as a director due to his experience in the institutional brokerage and research industries.

Glenn H. Tongue, age 57, has served as a member of our Board of Directors since August 2007. Mr. Tongue is the General Partner of Deerhaven Capital Management and the sole Portfolio Manager of the Deerhaven Fund. Previously he was a General Partner and Co-Manager of T2 Partners Management from April 2004 to July 2012 and was the co-manager of three private investment partnerships: the Tilson Growth Fund, the Tilson Offshore Fund and the T2 Qualified Fund. Prior to joining T2 Partners, Mr. Tongue spent 17 years working on Wall Street, most recently as an investment banker at UBS, where he was a Managing Director. Previously, Mr. Tongue served as President of DLJdirect, a publicly traded online brokerage firm that was spun out of the investment bank Donaldson, Lufkin & Jenrette in 1999. Mr. Tongue oversaw both DLJdirect’s initial public offering and its eventual sale. Additionally, Mr. Tongue was a Managing Director for 10 years in the investment banking group at Donaldson, Lufkin & Jenrette. Mr. Tongue received a MBA degree with distinction from The Wharton School at the University of Pennsylvania and received a BS degree in Electrical Engineering and Computer Science from Princeton University. The Board believes Mr. Tongue should serve as a director due to his experience in investment banking and investment management.

Kenneth M. Karmin, age 57, has served on the Board of Directors since May 2008. Since 1997, Mr. Karmin has been a principal of High Street Holdings, a diversified investment company, and the Chief Executive Officer of Ortho Mattress Inc., a bedding products company servicing Southern California and select Midwestern cities. From 1993 to 1998, Mr. Karmin served as a managing director at Credit Agricole Futures, SNC in London. Mr. Karmin was also Managing Director of the financial futures and options department in the London offices of Rodman & Renshaw, Inc. prior to the acquisition of the firm’s U.K. branch by Credit Agricole. Mr. Karmin previously worked at Drexel Burnham Lambert Inc. in its institutional financial futures division. Mr. Karmin received an AB degree in Economics from Washington University in St. Louis. The Board believes Mr. Karmin should serve as a director due to his experience in domestic and international investment banking and diversified investment strategies.

H. Mark Lunenburg, age 57, has served on the Board of Directors since March 2009. Mr. Lunenburg is President and Managing Member of Talon Capital, LLC and has held such position since 2002. Talon Capital, LLC was an institutional money management firm founded in 2002 until 2014 focusing on absolute return strategies. Mr. Lunenburg began his investment career at Kemper Corp. in Chicago in 1982, holding various financial analytic and investment research positions. In 1987, he joined the Bass Brothers investment operations in Fort Worth, TX, concentrating in stock research and high-yield credit analysis. From 1990 through April of 2001, Mr. Lunenburg managed funds for Ballentine Capital Management, Inc. in Avon, CT. He currently serves on the Board of iDevices LLC, a technology company in Avon, CT, is the former Chairman of the Board of Connecticut Children’s Medical Center and is an honorary Governor of the Hill-Stead Museum. Mr. Lunenburg graduated from San Diego State University in 1981 with a BS degree in Business Administration and is a Chartered Financial Analyst. The Board believes Mr. Lunenburg should serve as a director due to his experience in investment management and hedge funds.

David M. DiPietro, age 57, has served on the Board of Directors since December 2010. Mr. DiPietro is a Portfolio Director for Greenspring Associates, a provider of comprehensive venture capital solutions to a diverse group of global institutions and individuals. Prior to his current position, Mr. DiPietro was President of Signal Hill Capital Group LLC, a boutique investment bank headquartered in Baltimore, Maryland, where he initiated and oversaw the firm’s institutional equities business as well as its venture capital and private equity coverage initiatives. From 1999 through 2003, Mr. DiPietro was Vice Chairman of the board of directors of Deutsche Bank Securities and a member of the firm’s global operating committees for equities and private wealth management, first serving as head of North American equities and later as head of the private client division. From 1992 through 1999, he managed the equity capital markets division at Bankers Trust Company, which was acquired by Deutsche Bank in 1999, and at Alex Brown Incorporated, which was acquired by Bankers Trust Company in 1997. Mr. DiPietro previously held an equity capital markets role at Merrill Lynch and a research position at the Federal Reserve Bank of Philadelphia. Mr. DiPietro received a MBA degree from the Amos Tuck School of Business at Dartmouth College and a BA degree from Haverford College. The Board believes Mr. DiPietro should serve as a director due to his experience in the investment banking and brokerage industries.

Jonathan M. Orszag, age 43, has served on the Board of Directors since March 2011. Since 2000, Mr. Orszag has been a senior managing director and member of the executive committee of Compass Lexecon, LLC, an economic consulting firm. In such capacity, Mr. Orszag has conducted economic and financial analysis on a wide range of complex issues in antitrust, regulatory, policy and litigation matters for corporations and public-sector entities in a variety of markets, such as the technology, telecommunications, financial services, media and sports industries. Prior to entering the private sector, Mr. Orszag served as the Assistant to the U.S. Secretary of Commerce and Director of the Office of Policy and Strategic Planning. In this capacity, he was chief policy adviser to the Secretary of Commerce and was responsible for coordinating the development and implementation of policy initiatives, from telecommunications issues to international trade issues. Previously, Mr. Orszag served as an economic policy advisor on President Clinton’s National Economic Council. He received a M.Sc. from Oxford University, which he attended as a Marshall Scholar, and graduated summa cum laude in economics from Princeton University. The Board believes Mr. Orszag should serve as a director due to his experience in economic and public policy matters.

There are no family relationships between any director or executive officer of the Company and any other director or executive officer of the Company.

Required Vote and Directors’ Recommendation

You may vote “FOR ALL”, “WITHHOLD ALL”, or “FOR ALL EXCEPT” with respect to any or all director nominees. The election of directors requires a plurality of the votes cast “FOR” the election of directors by shares present in person or represented by proxy at the Annual Meeting; accordingly, the nine nominees receiving the highest number of votes “FOR” will be elected. Abstentions and broker non-votes, if any, will be excluded entirely from the vote and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF MESSRS. JOLSON,

JOHNSON, MACK, LEHMANN, TONGUE, KARMIN, LUNENBURG, DIPIETRO AND ORSZAG

TO THE BOARD OF DIRECTORS.

The Board of Directors and Its Committees

During 2016, our Board of Directors held nine meetings and acted by written consent one time. Each of our incumbent directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which he served during 2016. We encourage our directors to attend our annual meetings of shareholders and in 2016, seven of our directors so attended. Information about how to communicate with our Board of Directors or any member or committee of the Board of Directors is set forth herein under “Communicating with the Board of Directors, the Lead Director or with the Non-Management Members as a Group.”

Our Board of Directors has the authority to appoint committees to perform certain management and administrative functions. Our Board of Directors has separately designated a standing Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee, and from time to time may establish other committees to facilitate the management of our business. Our Board of Directors has adopted a written charter for each of these committees, each of which is available in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com.

Audit Committee. During 2016, our Audit Committee was comprised of four independent directors, Messrs. Karmin, Tongue, Lunenburg and DiPietro. Mr. Karmin is the Chairman of the Audit Committee. The functions of our Audit Committee include reviewing and supervising our financial controls, appointing our independent registered public accounting firm, reviewing our books and accounts, meeting with our officers regarding our financial controls, acting upon recommendations of our auditors and taking such further actions as our Audit Committee deems necessary to complete an audit of our books and accounts. Each of the members of our Audit Committee at the time of the Annual Meeting will be “independent,” as defined in Section 303A of the NYSE Listed Company Manual and Rule 10A-3(b)(1) of the Exchange Act. Our Board of Directors has determined that Mr. Karmin is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. Our Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.

During 2016, our Audit Committee met ten times.

Compensation Committee. During 2016, our Compensation Committee was comprised of four independent directors, Messrs. Lunenburg, Tongue, Karmin and Orszag. Mr. Lunenburg is the Chairman of our Compensation Committee. Each of the members of our Compensation Committee at the time of the Annual Meeting will be “independent,” as defined in Section 303A of the NYSE Listed Company Manual. In addition, our Board of Directors has determined that each independent member of our Compensation Committee is an “outside director” within the meaning of Section 162(m) of the Code. Our Compensation Committee is responsible for reviewing and, as it deems appropriate, recommending to our Board of Directors policies, practices and procedures relating to the compensation of our executive officers and the establishment and administration of employee benefit plans. A further description of the process for the consideration and determination of the compensation of our executive officers, including the role of executives and compensation consultants in that process, is included herein in our “Compensation Discussion and Analysis.” Our Compensation Committee also advises and consults with our executive officers as may be requested regarding managerial personnel policies.

The Compensation Committee has engaged Korn Ferry/the Hay Group, Inc., a compensation consulting firm specializing in the financial services industry, from time to time, upon request by Mr. Lunenburg, to advise on matters relating to the compensation of the Chief Executive Officer and other executive officers and to consult on executive and director compensation practices.

During 2016, our Compensation Committee met five times and acted by written consent two times.

Compensation Committee Interlocks and Insider Participation. No member of our Compensation Committee during 2016 was or had previously been an officer or employee of the Company or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. None of our executive officers serves as a member of the board of directors or compensation committee (or body performing equivalent functions) of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Corporate Governance and Nominating Committee. During 2016, our Corporate Governance and Nominating Committee was comprised of four independent directors, Messrs. Tongue, Karmin, DiPietro and Orszag, in compliance with the applicable rules of the NYSE. Mr. Tongue has been the Chairman of the Corporate Governance and Nominating Committee since July 2010. Each of the members of our Corporate Governance and Nominating Committee at the time of the Annual Meeting will be “independent,” as defined in Section 303A of the NYSE Listed Company Manual. The Corporate Governance and Nominating Committee’s functions include assisting the Board of Directors in identifying qualified individuals to become members of the Board of Directors, determining the composition and compensation of the Board of Directors and its committees, conducting annual reviews of each director’s independence and making recommendations to the Board of Directors based on its findings, recommending to the Board of Directors the director nominees for the annual meeting of shareholders, establishing and monitoring a process of assessing the Board of Directors’ effectiveness, advising the Board on possible candidates to fill executive officer positions, and overseeing compliance with our Corporate Governance Guidelines. Our Corporate Governance Guidelines are available in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com.

During 2016, our Corporate Governance and Nominating Committee met one time.

Executive Sessions. The independent directors met four times during 2016 in Executive Sessions, without the Chairman and CEO or any other member of management present, at which Mr. Karmin, who has been appointed Lead Director, presided over the sessions.

The Role of the Board of Directors in the Oversight of Risk

The Company’s management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing the Company’s risk exposures on a day-to-day basis. Management fulfills this responsibility in a number ways, such as through regular meetings of an Operating Committee consisting of the heads of our business units and other senior personnel, including our chief financial officer, chief legal officer, head of information technology, and our compliance officers. The members of the Operating Committee frequently monitor or review reports on relevant metrics to assess the Company’s risks relating to operations, financial reporting, market exposure, credit, liquidity, and legal and regulatory matters. The Board’s responsibility is to oversee and monitor the Company’s risk management processes by staying informed as to the Company’s material risks and evaluating whether management has reasonable controls in place to address these material risks; the Board is not responsible, however, for defining or managing the Company’s various risks. The Board receives regular updates on risks identified by the Operating Committee.

The Audit Committee of the Board of Directors is primarily responsible for monitoring management’s responsibility in the area of risk oversight relating to financial controls, and risk management is a factor the Board and the Nominating and Governance Committee consider when determining which directors should serve on the Audit Committee. The Audit Committee and the full Board focus on the material risks facing the Company, including operational, market, credit, liquidity, legal and regulatory risks, to assess whether management has reasonable controls in place to address those risks. In addition, the Compensation Committee is charged with reviewing and discussing with management whether the Company’s compensation arrangements are consistent with effective controls and sound risk management. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Executive Officers

The following sets forth certain information regarding our executive officers. Biographical information pertaining to Messrs. Jolson, Mack, and Lehmann, each of whom is both a director and an executive officer of the Company or one of its subsidiaries, may be found in the section above entitled “Nominees for Election as Directors.” Our Board of Directors has also established an Executive Management Committee (the “Executive Committee”), consisting of key employees of the Company, to which it has delegated broad responsibility over the management and operations of the Company and its affiliates. Our Executive Committee is currently comprised of Messrs. Jolson, Mack, Lehmann, Johnson and Wright.

Name	Age	Title(s)
Executive Officers
Joseph A. Jolson	58	Chairman and Chief Executive Officer; Chief Executive Officer of Harvest Capital Strategies LLC (“Harvest Capital Strategies”)
Carter D. Mack	54	Director; President
Mark L. Lehmann	52	Director; President of JMP Securities
Thomas R. Wright	56	Director of Equities of JMP Securities
Raymond S. Jackson	44	Chief Financial Officer

Raymond S. Jackson joined the Company in 2008 and has served as our Chief Financial Officer since March 2010. Mr. Jackson previously served as the Chief Financial Officer of our operating subsidiaries JMP Securities and Harvest Capital Strategies, from July 2008 to March 2010. Prior to joining us, from April 2006 to June 2008, Mr. Jackson was an executive officer and the Corporate Controller at Redwood Trust, a publicly traded mortgage REIT. He was previously a senior manager in PricewaterhouseCoopers’ financial services and banking industry practice in San Francisco from May 2003 to April 2006. He also served as a senior audit manager and an audit manager at KPMG in San Francisco from July 2000 to May 2003 and the UK from September 1997 to July 2000 and worked at Deloitte & Touche in the UK from June 1994 to September 1997. Mr. Jackson holds a bachelor’s degree with honors from Loughborough University in England and is a member of the Institute of Chartered Accountants in England and Wales.

Thomas R. Wright joined the Company as a managing director in 2013 and served as JMP Securities’ Director of Equities since 2013.  He is also a member of our Executive Committee. Prior to joining JMP Securities, Mr. Wright served as global head of trading at Sanford C. Bernstein & Co. from 2004 to 2012. From 1994 to 2004, he held a variety of leadership positions at Merrill Lynch & Co., most recently as head of European equity trading and sales trading and previously as head of U.S. equity trading and sales trading. He was also a vice president and Nasdaq sales trader at Goldman Sachs & Co. from 1986 to 1994.  Mr. Wright began his career at Merrill Lynch & Co in 1983. Mr. Wright received an M.B.A from New York University Stern School of Business and a B.S. in economics and finance from Boston College.

Executive Compensation

Compensation Discussion and Analysis

Overview

Our executive compensation program is designed to provide incentives to our executive officers to effectively lead and manage our business to achieve our growth strategy. Because the compensation of our executive officers plays an integral role in our success, our compensation programs are designed to attract, retain, and motivate top quality, effective executives and professionals.

The Compensation Committee of the Board has responsibility for overseeing the Company’s compensation philosophy. The Compensation Committee has the primary authority to determine and recommend to the Board for final approval the compensation of our named executive officers. Throughout this Proxy Statement, the individuals included in the Summary Compensation Table below, which are our principal executive officer, principal financial officer and three other most highly compensated executive officers based on total compensation for our last completed fiscal year, are referred to as the “named executive officers.” The named executive officers are:

Joseph A. Jolson	Chairman and Chief Executive Officer of the Company and Chief Executive Officer of Harvest Capital Strategies
Carter D. Mack	President of the Company
Mark L. Lehmann	President of JMP Securities
Thomas R. Wright	Director of Equities of JMP Securities
Raymond S. Jackson	Chief Financial Officer of the Company

Compensation Philosophy and Objectives

A substantial portion of each named executive officer’s total compensation is variable and delivered on a pay-for-performance basis. We believe this model provides a key incentive to motivate management to achieve our business objectives. The executive compensation program provides compensation opportunities contingent upon performance that we believe are competitive with practices of other similar investment banking and asset management firms. We are committed to utilizing an executive compensation program that maintains our ownership culture and broadens executive ownership over time. We strongly believe that the components of our compensation programs align the interests of our named executive officers with our shareholders and will promote long-term shareholder value creation.

Determining Compensation

In addition to general senior management responsibilities, each of our named executive officers also has revenue production or management responsibilities within an operating subsidiary (i.e., JMP Securities or Harvest Capital Strategies) and/or a specific business unit of the Company. In determining compensation for our named executive officers, the primary emphasis is on our performance, each individual’s revenue production and business unit performance and recommendations of the Executive Committee. The Company’s Executive Committee determines all other employee compensation and makes recommendations to the Compensation Committee with respect to our named executive officers’ cash compensation and equity-based awards described further below. The Compensation Committee and Chief Executive Officer (other than with respect to his own compensation) reviewed and discussed these recommendations, as well as compensation of employees generally, industry practices and the individual contributions of the named executive officers during 2016. The Compensation Committee also reviewed salary, bonus, equity awards and other compensation previously paid or awarded to our named executive officers. In addition, the Compensation Committee reviewed data for selected peer companies obtained from publicly available sources, as well as data provided to the Compensation Committee by Korn Ferry/the Hay Group in a report entitled “Executive Compensation Review – Pay Levels” as a “market check” on its compensation decisions. The following peer companies were reviewed with respect to 2016 compensation: Cowen Group, Inc., FBR & Co., Piper Jaffray Companies, Stifel Financial Corp., Raymond James Financial, Inc., Oppenheimer Holdings Inc., Lazard Ltd. and Evercore Partners, Inc. The Compensation Committee used subjective judgment in determining named executive officer compensation and did not mechanically apply “benchmarks” or other data-based formulas.

Advisory Vote on Executive Compensation

We conducted an advisory vote on executive compensation last year at our annual meeting of shareholders. We believe that it is important for our shareholders to have an opportunity to indicate whether they approve of our executive compensation philosophy, policies and practices, all as described in this Proxy Statement for services rendered by our named executive officers in 2016. While our shareholders’ vote on this proposal is not binding on the Company, the Compensation Committee or our Board of Directors, we value the opinions of our shareholders and, to the extent there is any significant vote against the compensation of our named executive officers, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

At our 2016 annual meeting of shareholders, more than 93% of our outstanding shares represented at the meeting and voting on the advisory vote on executive compensation proposal were in favor of our named executive officer compensation as disclosed in the our 2016 proxy statement. The Board of Directors and Compensation Committee reviewed these final vote results and determined that, given the significant level of support, no changes to our executive compensation programs and decisions are necessary at this time.

We have determined that our shareholders should vote on this “say-on-pay” proposal each year, consistent with the preference expressed by our shareholders at our 2011 annual meeting. See “Proposal 2—Advisory, Nonbinding Vote on Executive Compensation” in this Proxy Statement.

At this year’s Annual Meeting, we are requesting your preference as to how frequently we should seek an advisory, nonbinding vote on the compensation of our named executive officers as disclosed in accordance with the SEC compensation disclosure rules. By voting on Proposal 3, you may indicate whether you prefer an advisory vote on named executive officer compensation once every one, two, or three years. Shareholders may also abstain from casting a vote on this proposal.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company and, therefore, our Board of Directors recommends that you vote for a one-year interval for the advisory vote on executive compensation.

The option of one year, two years or three years that receives the greatest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that is preferred by our shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our shareholders.

Compensation Components

The key components of our named executive officers compensation program are (i) base salary, (ii) potential cash bonus for overall company performance and individual revenue production or operating subsidiary performance, and (iii) equity-based awards.

With respect to overall compensation available to all Company employees, we target certain ratios of compensation to revenues depending on the division, business unit and type of revenue produced. These ratios serve as a general guideline for overall compensation, but are not definitive and may be changed or altered at any time.

Individual compensation levels for named executive officers, other than salaries, are generally determined on a discretionary basis by our Compensation Committee. They are generally based on individual revenue production and management performance. Such compensation may be affected by the residual amount in the overall compensation pool remaining after compensation for all other employees has been determined.

Base Salary

Consistent with industry practice, the base salaries for our named executive officers are intended to account for a relatively small portion of their overall compensation, with the potential for substantial bonus compensation as the most important compensation component. The base salaries for our named executive officers are the same as most other non-commissioned managing directors at the Company. We believe that this compensation model promotes our business objectives by maintaining low fixed costs and creating incentives for superior performance through the potential for substantial performance-based compensation to productive employees.

In February 2016, the base salary of our Executive Committee members, including our named executive officers, was $250,000 per annum and is anticipated to remain at such level in 2017. The factors that were used to arrive at this amount were cost of living in the metropolitan areas in which we have a substantial number of employees (mostly San Francisco, California and New York, New York) as well as using a general comparison, or “market check,” of base salaries at other firms in our industry. Our determination of base salaries was not based on a benchmarking analysis, but rather reflects our judgment as to an appropriate amount of base salary in light of the Company’s model of maintaining low fixed costs and the potential for substantial performance-based compensation.

Named executive officers’ base salaries and subsequent adjustments, if any, are expected to be recommended to the Compensation Committee by the Executive Committee from time to time, based on a review of relevant market data and each executive’s performance, as well as each executive’s experience, expertise and position. Based on its review of the Executive Committee’s recommendations, the Compensation Committee may approve adjustments to annual salaries at its discretion.

Cash Bonus

Cash bonus compensation is a key component of our executive compensation program and is used to drive executive performance by focusing on key operating and financial objectives. We generally award cash bonus compensation under our Amended and Restated JMP Group LLC Senior Executive Bonus Plan (the “Bonus Plan”) or at the discretion of the Compensation Committee.

Senior Executive Bonus Plan

The Bonus Plan was previously approved by the stockholders of the original sponsor, JMP Group Inc., in June 2011 and provides for the payment of non-equity incentive awards, generally in the form of cash bonuses, to our named executive officers.

On March 17, 2016, the Compensation Committee approved the performance goals and the maximum target awards with respect to performance in the 2016 fiscal year for each named executive officer under the Bonus Plan. Each named executive officer would be eligible for a maximum bonus of $6 million upon either (i) achievement of a Company-based goal related to the performance of the Company as a whole (the “Company Performance Goal”), or (ii) if applicable to a named executive officer, achievement of the performance goal established for the named executive officer’s subsidiary (the “Subsidiary Performance Goal”); provided, however, that achievement of the Subsidiary Performance Goal will only result in the funding of the maximum bonus for that named executive officer that the Subsidiary Performance Goal applied to and not any other named executive officer. Mr. Jackson’s bonus for individual performance was determined at the discretion of the Compensation Committee.

Once the maximum award is triggered for a named executive officer, either by achievement of the Company Performance Goal or the Subsidiary Performance Goal, the Compensation Committee applies negative discretion to approve the actual bonus paid (the “Actual Award”) to the named executive officer. The Compensation Committee also considers qualitative and quantitative factors in determining the actual bonus amount.

The 2016 performance goals and corresponding maximum target non-equity incentive awards were as follows:

1. Company Performance Goal
Participants	Company Performance Goal	Maximum Target Award
All named executive officers

The Company shall have Positive Pre-Tax Operating Earnings with respect to the consolidated Operating Platforms as disclosed and defined in our earnings release for the fiscal year ending December 31, 2016. In the event said Company Performance Goal shall be achieved, not more than 20% of such Positive Pre-Tax Operating Earnings may be paid to the Participants, in the aggregate, as Actual Awards.

Whether or not the Company Performance Goal is achieved, up to an additional $1,000,000 on account of the corporate parent-related services of the Participants on behalf of the Company (which amount, subject to being offset for compensation paid to any other officers of the Company providing corporate parent-related services to the Company, will be recorded as a direct expense of the corporate parent) may be paid to the Participants.

For this purpose, Pre-Tax Operating Earnings will be calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board.

Upon certification of achievement of either the Company Performance Goal or the Subsidiary Performance Goal for a named executive officer, if applicable, each named executive officer shall be eligible to receive a maximum bonus for fiscal year 2016 equal to $6,000,000 subject to negative discretion exercised by the Compensation Committee to reduce the amount of an Actual Award (as defined in the Bonus Plan) paid to a particular named executive officer, which need not be uniform among named executive officers; provided, however, no Actual Award shall be paid to a named executive officer unless the Compensation Committee has certified that either the Company Performance Goal or Subsidiary Performance Goal applicable to such named executive officer has been achieved.

2. Subsidiary Performance Goals

Named Executive Officer	Subsidiary Performance Goals	Maximum Target Award
Joseph A. Jolson	Positive Pre-Tax Operating Earnings with respect to any of the following subsidiaries of the Company: (x) Harvest Capital Strategies, (y) JMP Credit Advisors LLC, or (z) HCAP Advisors LLC.	Triggers maximum bonus payable to each named executive officer, as described above, subject to negative discretion by the Compensation Committee.

Carter D. Mack	Positive Pre-Tax Operating Earnings with respect to JMP Securities.	Triggers maximum bonus payable to each named executive officer, as described above, subject to negative discretion by the Compensation Committee.

Mark L. Lehmann	Positive Pre-Tax Operating Earnings with respect to JMP Securities.	Triggers maximum bonus payable to each named executive officer, as described above, subject to negative discretion by the Compensation Committee.

Thomas R. Wright	Positive Pre-Tax Operating Earnings with respect to JMP Securities.	Triggers maximum bonus payable to each named executive officer, as described above, subject to negative discretion by the Compensation Committee.

Despite these maximum target award levels, the Compensation Committee retained the ability to apply negative discretion to determine the amount of the Actual Award based on a number of variables that are linked to Company and subsidiary performance. The Compensation Committee determined and certified that the Company Performance Goal for 2016 and certain of the Subsidiary Performance Goals for 2016 were satisfied. Accordingly, the Compensation Committee determined that non-equity incentive awards could be payable under the Bonus Plan to each named executive officer for the 2016 performance period, subject to the application of the Compensation Committee’s negative discretion to determine the Actual Awards, discussed below.

Once the potential bonus amount for each named executive officer was determined, the Compensation Committee further refined the Actual Awards for each of the named executive officers for 2016 by using its discretion to determine an actual bonus amount for revenue production and operating subsidiary performance, as well as for Company performance. When making this determination of the actual bonus amount, the Compensation Committee evaluated the following factors: (i) quantitative measures with regard to each business unit for which each named executive officer is responsible, such as the profitability and revenues of each such business unit; (ii) qualitative measures with regard to each such business unit, such as the prospects for growth and synergies with other business units; (iii) quantitative performance measures with regard to the Company as a whole, such as revenues, profitability and growth; and (iv) other qualitative factors, such as implementation of strategic initiatives and overall senior management skill and effectiveness.

In addition, the Compensation Committee reviewed compensation recommendations from the Executive Committee, a third party compensation report from the Korn Ferry/Hay Group that provided summary data about executive officer compensation at our peer companies, previous compensation paid, and amounts payable to non-named executive officer employees in our business units. Ultimately, the Compensation Committee applied its discretion in determining the final bonus amount for each named executive officer for 2016 that it deemed appropriate, based on its judgment and experience and subject to the limit of the potential bonus as determined under the metrics described above. The Compensation Committee did not apply “benchmarks” or other data-based formulas in determining each Actual Award.

2016 Deferred Compensation Program

Our 2016 Deferred Compensation Program (the “Program”) provides that an employee may elect to receive a portion of their total salary and cash bonus compensation and between certain breakpoints, or incremental amounts of total compensation, in cash, restricted share units or investment in certain of our funds. The amounts subject to the Program vest 50% on December 1, 2017 and the remaining 50% vest on December 1, 2018, subject to the employee providing services to the Company on the applicable vesting date.

The following schedule sets forth the amount of total 2016 compensation that is subject to the Program:

Breakpoints:	Incremental level of total compensation:	Incremental percentages subject to the Program:
Breakpoint 1	$0 – $600,000	0%
Breakpoint 2	$600,000 – $1,000,000	30%
Breakpoint 3	$1,000,000 – $2,500,000	40%
Breakpoint 4	$2,500,000+	50%

For example, a total 2016 compensation amount of $900,000 would result in $90,000 being subject to the Program (($600,000 * 0%) + ($300,000 * 30%)) = $90,000).

Each of our named executive officers participated in the Program. Mr. Wright chose to receive all of his deferred compensation in restricted share units. Mr. Jolson chose a fund investment option and Messrs. Mack, Lehmann and Jackson chose the money market fund option. Even though the restricted share units were awarded in 2017, pursuant to SEC guidance, we have reported the award in the 2016 Summary Compensation Table and Grants of Plan-Based Awards Table as an equity incentive award. The summary of the amounts subject to the Program, issued as restricted share units and invested in funds, is as follows:

2016 Deferred Compensation
Name:	Compensation Payable Under the Program	Grant Date	Grant Date Fair Value of Share Awards (1)	Number of Restricted Share Units (2)	Amount Invested in Funds
Joseph A. Jolson	$223,160	--	--	--	$223,160
Carter D. Mack	$101,820	--	--	--	$101,820
Mark L. Lehmann	$56,820	--	--	--	$56,820
Thomas Wright	$46,320	2/7/2017	$6.52	7,104	--
Raymond S. Jackson	$52,320	--	--	--	$52,320
(1)	Closing price of our Common Shares reported by the NYSE on February 7, 2017.
(2)

Restricted share units vest 50% on December 1, 2017 and the remaining 50% vest on December 1, 2018 as described under the 2016 Deferred Compensation Program. Even though these restricted share unit awards were awarded on February 2, 2017, we have reported the award in the 2016 Summary Compensation Table and Grants of Plan-Based Awards Table as an equity incentive award pursuant to SEC guidance.

Equity Awards

The Compensation Committee did not grant any equity awards to named executive officers outside of the 2016 Deferred Compensation Program discussed above in relation to our 2016 performance.

Other Compensation

All of our named executive officers are eligible to participate in our employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans are available to all salaried employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executives that are not available to our employees generally. We have no current plans to make changes to levels of such benefits and perquisites provided to executives.

Compensation Related to Performance in 2014, 2015 and 2016

The following table sets forth the cash and equity compensation the Compensation Committee attributes to performance in 2014, 2015 and 2016. The table shows the components of cash bonus compensation for each named executive officer, the amounts subject to our deferred compensation program, as well as performance-based equity awards attributable to each year presented. This table supplements, but is not a substitute for, the 2016 Summary Compensation Table that appears on page 18 of this Proxy Statement. The primary differences between this supplemental table and the 2016 Summary Compensation Table are that (i) the non-equity incentive award is broken out into an individual performance component and an overall company component, and (ii) the fair value of our performance-based option awards is presented in the year to which the award is related, rather than the year in which the award is granted. For example, we granted performance-based options to our named executive officers in February 2015, even though those awards were determined in reference to our performance in 2014.

								Total Compensation Components
	Year	Salary (1)	401(k) Match	Subsidiary Performance Bonus (1)	Overall Company Bonus (1)	Fair Value of Performance Equity Awards (2)	Total Compensation	Deferred Compensation Program and Equity Awards	Cash Compensation

Joseph A. Jolson	2016	$250,000	$10,600	$1,007,900	$0	$0	$1,268,500	$223,160	$1,045,340
Chairman and Chief	2015	$243,750	$10,600	$1,103,343	$0	$0	$1,357,693	$258,837	$1,098,856
Executive Officer	2014	$200,000	--	$1,532,024	$1,725,000	$99,000	$3,556,024	$1,297,512	$2,258,512

Carter D. Mack	2016	$250,000	$10,600	$125,000	$564,400	$0	$950,000	$101,820	$848,180
President of JMP Group	2015	$243,750	$10,600	$68,250	$538,000	$0	$860,600	$75,000	$785,600
	2014	$200,000	--	$1,125,000	$1,325,000	$99,000	$2,749,000	$894,000	$1,855,000

Mark L. Lehmann	2016	$250,000	$10,600	$210,000	$329,400	$0	$800,000	$56,820	$743,180
President of JMP Securities	2015	$243,750	$10,600	$356,250	$410,000	$0	$1,020,600	$124,000	$896,600
	2014	$200,000	--	$1,411,230	$575,000	$99,000	$2,285,230	$693,492	$1,591,738

Thomas R. Wright	2016	$250,000	$10,600	$250,000	$254,400	$0	$765,000	$46,320	$718,680
Director of Equities of JMP Securities

Raymond S. Jackson	2016	$250,000	$10,600	$308,900	$215,500	$0	$785,000	$52,320	$732,680
Chief Financial Officer	2015	$250,000	$10,600	$105,000	$425,000	$0	$790,600	$54,000	$736,600
	2014	$237,500	--	$292,500	$655,000	$99,000	$1,284,000	$293,000	$991,000

(1)

Includes compensation subject to our 2016 Deferred Compensation Program, under which our named executive officers may choose to receive deferred compensation in restricted share units or a fund investment option. For more information, please refer to the section entitled “2016 Deferred Compensation Program” above.

(2)

The grant date fair value was calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“ASC Topic 718”). The method and assumptions used to calculate this amount are discussed in notes 2 and 13 to our financial statements included in our Annual Report on Form 10-K filed on March 14, 2017.

Chief Executive Officer Compensation

At least annually, the Compensation Committee reviews and establishes our goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of such goals and objectives, and determines and approves the CEO’s compensation. In determining the bonus and long-term incentive component of the CEO’s compensation for 2016, the Compensation Committee considered our performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the compensation of our CEO in past years. After consideration of such factors, as well as the bonus pool relative to the applicable compensation ratio with respect to the revenue mix, the Compensation Committee approved the grant of a bonus on the basis of such factors, as well as the performance of the funds and other business units to which our CEO, Mr. Jolson, contributes.

Risk Considerations in Compensation Programs

The Compensation Committee considered the Company’s compensation policies and practices and determined that such compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

2016 Summary Compensation Table

The information below describes the components of the total compensation of our named executive officers, which consist of the Chief Executive Officer, Chief Financial Officer, and our three other most highly compensated executive officers, based on total compensation for the year ended December 31, 2016.

Name and Principal Position	Year	Salary ($)	Share Awards(1)(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Joseph A. Jolson	2016	250,000	0	1,007,900	34,040	1,291,940
Chairman and Chief	2015	243,750	357,837	844,506	33,407	1,479,500
Executive Officer	2014	200,000	403,400	2,982,024	21,456	3,606,880

Carter D. Mack	2016	250,000	0	689,400	34,026	973,426
President	2015	243,750	99,000	606,250	33,392	982,392
	2014	200,000	303,400	2,275,000	21,541	2,799,941

Mark L. Lehmann	2016	250,000	0	539,400	34,017	823,417
President of JMP	2015	243,750	99,000	766,250	33,383	1,142,383
Securities	2014	200,000	278,400	1,836,230	21,532	2,336,162

Thomas R. Wright	2016	250,000	46,320	458,080	34,058	788,458
Director of Equities of JMP Securities

Raymond S. Jackson	2016	250,000	0	524,400	26,137	800,537
Chief Financial Officer	2015	250,000	153,000	476,000	25,739	904,739
	2014	237,500	279,600	753,500	15,923	1,286,523

(1)

Reflects the aggregate grant date fair value amount as of the grant date of each restricted share unit award, in accordance with ASC Topic 718. The method and assumptions used to calculate this amount are discussed in notes 2 and 13 to our financial statements included in our Annual Report on Form 10-K filed on March 14, 2017.

(2)

Includes aggregate grant date fair value of restricted share unit awards granted pursuant to our annual deferred compensation program for each of the periods presented. Under our deferred compensation program, our named executive officers may elect to receive restricted share unit awards, which, are reported in the Share Awards column in the Summary Compensation Table, pursuant to SEC guidance, even though such awards were granted after the end of the fiscal year to which the awards related. For more information, including the amounts deferred in 2016, please refer to the section entitled “2016 Deferred Compensation Program” above.

(3)

Under our 2016 Deferred Compensation Program, a portion of each of our named executive officer’s salary and non-equity incentive plan compensation was deferred and invested in certain funds. For more information, including the amounts deferred, please refer to the section entitled “2016 Deferred Compensation Program” above.

(4)

Each named executive officer received 401(k) matching contributions of $10,600 in 2016. Additionally, all other compensation includes the following amounts for the named executive officers: (x) medical, dental and vision plan premiums and (y) term life insurance premiums:

(i)	Mr. Jolson in (a) 2016: (x) $22,558 and (y) $882; (b) 2015: (x) $21,928 and (y) $879; and (c) 2014: (x) $20,568 and (y) $888;

(ii)	Mr. Mack in (a) 2016: (x) $22,558 and (y) $868; (b) 2015: (x) $21,928 and (y) $865; and (c) 2014: (x) $20,667 and (y) $874;

(iii)	Mr. Lehmann in (a) 2016: (x) $22,558 and (y) $859; (b) 2015: (x) $21,928 and (y) $856; and (c) 2014: (x) $20,667 and (y) $865;

(iv)	Mr. Wright in (a) 2016: (x) $22,557 and (y) $900; and

(v)	Mr. Jackson in (a) 2016: (x) $14,761 and (y) $776; (b) 2015: (x) $14,363 and (y) $776; and (c) 2014: (x) $15,136 and (y) $788.

2016 Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards granted in 2016 to our named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				All other Option/SAR
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)(1)	All other Share Awards Number of Shares or Units) (#)	Awards: Number of Shares of Underlying Options/SAR (#)	Exercise Price of Option/SAR Awards ($/Sh)	Grant Date Fair Value of Share and Option/SAR Awards(2)
Joseph A. Jolson	--	--	--	6,000,000	--	--	--	--

Carter D. Mack	--	--	--	6,000,000	--	--	--	--

Mark L. Lehmann	--	--	--	6,000,000	--	--	--	--

Thomas R. Wright	2/07/2017	--	--	6,000,000	7,104	--	--	$46,320

Raymond S. Jackson	--	--	--	6,000,000	--	--	--	--

(1)

As described in the section above entitled “Cash Bonus,” $6,000,000 is the maximum target bonus that each named executive officer is eligible to receive. Once the maximum award is triggered for a named executive officer, either by achievement of the Company Performance Goal or the Subsidiary Performance Goal, the Compensation Committee applies negative discretion to approve the Actual Award to the named executive officer. The Compensation Committee also considers qualitative and quantitative factors in determining the actual bonus amount. The Actual Awards earned under the Bonus Plan are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above.

(2)

Includes aggregate grant date fair value of a restricted share unit award granted to Mr. Wright on February 7, 2017 pursuant to our 2016 Deferred Compensation Program as calculated in accordance with ASC Topic 718, which are reported in the 2016 Grants of Plan-Based Award Table pursuant to SEC guidance, even though such award was granted after the end of the fiscal year to which such award relates. For more information, please refer to the section entitled “2016 Deferred Compensation Program” above. The method and assumptions used to calculate this amount are discussed in notes 2 and 10 to our financial statements included in our Annual Report on Form 10-K filed on March 14, 2017. Restricted share unit awards granted in fiscal 2016 which appeared in the 2015 Grants of Plan-Based Award Table in last year’s proxy were not included.

Outstanding Equity Awards as of December 31, 2016

The following table provides information regarding unexercised share options and unvested restricted share units held by each of our named executive officers as of December 31, 2016.

	Option/SARs Awards					Share Awards
Name	Award Year	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable	Option/ SARs Exercise Price ($)	Option/SARs Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)
Joseph A. Jolson	2016	--	--	--	NA	24,745	151,934
	2015	--	75,000(5)	7.33	12/31/2019
	2014	--	60,000(4)	6.79	12/31/2019	--	--
	2013	75,000(3)	--	6.24	12/31/2018	--	--

Carter D. Mack	2016	--	--	--	NA	--	--
	2015	--	75,000(5)	7.33	12/31/2019
	2014	--	60,000(4)	6.79	12/31/2019	--	--
	2013	75,000(3)	--	6.24	12/31/2018	--	--

Mark L. Lehmann	2016	--	--	--	NA	--	--
	2015	--	75,000(5)	7.33	12/31/2019
	2014	--	60,000(4)	6.79	12/31/2019	--	--
	2013	75,000(3)	--	6.24	12/31/2018	--	--

Thomas R. Wright(2)	2016	--	--	--	NA	12,840	78,838

Raymond S. Jackson	2016	--	--	--	NA	5,163	31,701
	2015	--	75,000(5)	7.33	12/31/2019
	2014	--	40,000(4)	6.79	12/31/2019	--	--
	2013	50,000(3)	--	6.24	12/31/2018	--	--

(1)	Based upon the closing price of our Common Shares of $6.14 as reported by the NYSE on December 30, 2016.
(2)

Includes a restricted share unit award granted to Mr. Wright on February 7, 2017 pursuant to our 2016 Deferred Compensation Program, which must be reported in the Outstanding Equity Awards as of December 31, 2016 Table pursuant to SEC guidance, even though such awards was granted after the end of the fiscal year to which such award related. For more information, including the vesting schedule of this award, please refer to the section entitled “2016 Deferred Compensation Program” above.

(3)	Options may be exercised, in whole or in part, from and after January 1, 2016 and prior to December 31, 2018.
(4)	Options shall vest in full on December 31, 2016 and may be exercised, in whole or in part, from and after January 1, 2017, and prior to December 31, 2019.
(5)	SARs shall vest in full on December 31, 2017 and may be exercised no earlier than January 1, 2018, and no later than December 31, 2019.

Option Exercises and Share Vested in 2016

The following table provides information regarding the vesting of restricted share unit awards during fiscal 2016 for each of the named executive officers. During 2016, none of our named executive officers exercised share options.

	Share Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Joseph A. Jolson	43,504	$270,595
Carter D. Mack	11,937	$74,248
Mark L. Lehmann	10,232	$63,643
Thomas R. Wright	26,541	$165,085
Raymond S. Jackson	18,395	$114,417

(1)	The “value realized on vesting” represents the number of Common Shares that vested multiplied by the closing price of our Common Shares of $6.52 on the vesting date, December 1, 2016.

Non-Qualified Deferred Compensation

The following table provides information regarding the deferral of compensation by our named executive officers pursuant to our 2016 Deferred Compensation Program. This compensation was earned for services provided in 2016 but the named executive officers made the election in February 2017 to defer eligible compensation. Each of Messrs. Jolson, Mack, Lehmann and Jackson elected to receive a portion of their total compensation for services rendered in 2016 in an investment in certain of our funds. Mr. Wright elected to receive a portion of his total compensation for services rendered in 2016 in Company restricted share units. See also “2016 Deferred Compensation Program” above for more information.

	Non-Qualified Deferred Compensation
Name	Executive Contributions in 2016 ($)(1)	Registrant Contributions in 2016 ($)	Aggregate Earnings in 2016 ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2016 ($)(3)
Joseph A. Jolson	223,160	-	75,668	(716,516)	385,647
Carter D. Mack	101,820	-	18,789	(425,848)	139,323
Mark L. Lehmann	56,820	-	14,407	(364,042)	127,763
Thomas R. Wright	46,320	-	45,417	(183,793)	81,539
Raymond S. Jackson	52,320	-	32,249	(126,801)	84,021

(1)

The amounts reported in this column include amounts that were reported in the 2016 Summary Compensation Table (Mr. Jolson: $223,160; Mr. Mack: $101,820; Mr. Lehmann: $56,820; Mr. Wright $46,320; and Mr. Jackson $52,320).

(2)	The amounts reported in this column do not appear in the 2016 Summary Compensation Table.

(3)

The amounts reported in this column include amounts that were previously reported as compensation in the Company’s Summary Compensation Table for previous fiscal years that have not vested or been paid out (Mr. Jolson: $10,553; Mr. Mack: $0; Mr. Lehmann: $7,075; Mr. Wright: $0; and Mr. Jackson: $0).

Potential Payments Upon Termination or Change in Control

Change in Control

Vesting of the restricted share units and options/SARs held by our employees, including each of our named executive officers, accelerates in the event of a change in control of the Company, which is generally defined as a “hostile” transfer of control of the Company. Upon such a change in control of the Company, our named executive officers may be subject to certain excise taxes pursuant to Section 280G of the Code with respect to the acceleration of certain equity awards. Each of these individuals are entitled to a “gross-up” payment to make the executive whole for any federal excise tax imposed under Section 280G of the Code on change in control benefits received by the executive in connection with these equity awards. The following table shows the acceleration of the vesting of the restricted share and options held by each of our named executive officers upon a change in control of the Company. The amounts shown assume vesting of restricted share units as of December 30, 2016 at the year-end closing price of $6.14. The amounts shown do not include any vested share awards or the amount of any gross-up payments.

Name	Restricted Share Units Acceleration(1)	Option/SARs Acceleration(2)
Joseph A. Jolson	$151,934	--
Carter D. Mack	$--	--
Mark L. Lehmann	$--	--
Thomas R. Wright	$35,219	6,750
Raymond S. Jackson	$31,701	--

(1)	The dollar amounts for the acceleration of RSUs are calculated by multiplying the number of RSUs subject to accelerated vesting by $6.14 (the closing price of our Common Shares on December 30, 2016).

(2)

The dollar amounts for the acceleration of unvested options/SARs are calculated by multiplying the number of unvested options subject to acceleration held by the applicable named executive officer by the difference between the closing price of our Common Shares on December 30, 2016, which was $6.14, and the exercise price of the option and SAR. Except for Mr. Wright’s option award for 75,000 Common Shares that was granted on February 26, 2013, all option and SAR awards outstanding as of December 30, 2016 had an exercise price higher than $6.14.

Compensation of Directors

The compensation program for non-management directors is designed to provide compensation levels that: (i) attract and retain qualified directors, (ii) are appropriate for the time and effort required to effectively fulfill their responsibilities, and (iii) are competitive with other firms in our industry. For 2016, the annual independent board member compensation was as follows: $40,000 of restricted share units per year of service, an additional $10,000 of restricted share units per year of service on each board committee and an additional $10,000 of restricted share units per year of service for the lead outside director (such amounts measured at the date of grant), which were granted on March 17, 2016. Twenty-five percent of each non-management director’s restricted share unit grant vested on April 1, 2016, July 1, 2016, October 1, 2016, and January 1, 2017, respectively, subject to the director remaining in service on the Board of Directors and its committees (as applicable) on such dates.

For 2016, the total annual compensation for our independent directors was temporarily reduced by 25%, given the uncertain conditions of the capital markets when such decision was made. However, because the Company’s 2016 performance was better than expected when the reductions were proposed, on February 15, 2017, the Compensation Committee determined to provide additional cash compensation for services provided in 2016 by the independent directors to reward them for their time and effort.

Messrs. DiPietro, Karmin, Lunenburg, Orszag and Tongue served as non-employee directors during the year ended December 31, 2016. The following table provides information regarding the compensation of our non-employee directors for the year ended December 31, 2016.

Director	Share Awards(1)(2) ($)	All Other Compensation ($)	Total(2) ($)
David M DiPietro	$45,000	$15,000	$60,000
Kenneth M. Karmin	$67,500	$22,500	$90,000
H. Mark Lunenburg	$52,500	$17,500	$70,000
Jonathan Orszag	$45,000	$15,000	$60,000
Glenn H. Tongue	$60,000	$20,000	$80,000

(1)

Reflects the aggregate grant date fair value amount of restricted share units granted in fiscal 2016, as calculated in accordance with ASC Topic 718. The method and assumptions used to calculate this amount are discussed in notes 2 and 13 to our financial statements included in our Annual Report on Form 10-K filed on March 14, 2017. The aggregate number of restricted share units outstanding as of December 31, 2016 for each of Messrs. DiPietro, Karmin, Lunenburg, Orszag and Tongue was 2,181, 3,271, 2,544, 2,181, and 2,907 respectively.

(2)

The aggregate number of vested option awards outstanding as of December 31, 2016 for each of Messrs. DiPietro, Karmin, Lunenburg, Orszag and Tongue was 40,000, 60,000, 40,000, 40,000 and 40,000 respectively. The aggregate number of unvested SAR awards outstanding as of December 31, 2016 for each of Messrs. DiPietro, Karmin, Lunenburg, Orszag and Tongue was 30,000, 45,000, 30,000, 30,000 and 30,000 respectively.

Compensation Committee Report

The Compensation Committee of the Board of Directors of the Company is comprised of four directors and acts under a written charter adopted and approved by the Board of Directors. Each member of the Compensation Committee has been determined by the Company’s Board of Directors to be an independent director in conformity with the listing standards of the NYSE and regulations of the SEC.

No member of our Compensation Committee during 2016 was or had previously been an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee (or body performing equivalent functions) of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

The members of the Compensation Committee have reviewed and have had the opportunity to discuss with management the Compensation Discussion and Analysis set forth above. Based on its review and discussions, the Compensation Committee unanimously recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

H. Mark Lunenburg, Chairman

Kenneth M. Karmin

Glenn H. Tongue

Jonathan M. Orszag

Independent Director Members, Compensation

Committee

Audit Committee Report

The Audit Committee of the Board of Directors of the Company is comprised of four directors and acts under a written charter adopted and approved by the Board of Directors. Each member of the Audit Committee has been determined by the Company’s Board of Directors to be an independent director in conformity with the listing standards of the NYSE and regulations of the SEC.

Management has the primary responsibility for the Company’s financial statements and reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. The Audit Committee is responsible for, among other things, overseeing the conduct of these activities by the Company’s management and the independent accountants.

The Audit Committee has reviewed the Company’s audited financial statements and has discussed them with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Auditing Standards No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board and has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants their independence from the Company and its management. The Audit Committee has further considered whether the independent accountants’ provision of non-audit services to the Company is compatible with the independence of such independent accountants.

In reliance on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report filed with the SEC on Form 10-K for the year ended December 31, 2016.

Kenneth M. Karmin, Chairman

H. Mark Lunenburg

Glenn H. Tongue

David M. DiPietro

Independent Director Members, Audit Committee

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 31, 2017 (unless otherwise indicated), certain information regarding the beneficial ownership of our Common Shares. We had 21,659,239 common shares outstanding as of March 31, 2017. In accordance with the rules of the SEC, “beneficial ownership” includes voting or investment power with respect to equity securities. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding Common Shares subject to options or restricted share units held by that person that are currently exercisable or that vest or become exercisable within 60 days of March 31, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each person listed below is: c/o JMP Group LLC, 600 Montgomery Street, Suite 1100, San Francisco, California 94111. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Common Shares beneficially owned by them.

Name	Number of Common Shares Owned and Nature of Beneficial Ownership(1)		Percent of Class
5% Stockholders
Joseph A. Jolson 1996 Trust dtd 3/7/96	1,287,584		5.94%
Joseph A. Jolson 1991 Trust dtd 6/4/91	4,514,573		20.84%

Directors and Executive Officers
Joseph A. Jolson	6,074,367	(2)	27.87%
Carter D. Mack	1,483,631	(3)	6.81%
Craig R. Johnson	1,412,480	(4)	6.48%
Mark L. Lehmann	872,238	(5)	4.00%
Thomas R. Wright	426,136	(6)	1.96%
Kenneth M. Karmin	232,798	(7)	1.07%
Glenn H. Tongue	193,192		*
Raymond S. Jackson	186,664		*
H. Mark Lunenburg	181,440		*
Jonathan M. Orszag	160,100		*
David M. DiPietro	103,811		*
			*
All directors and executive officers as a group (11 persons)	11,326,857		52.11%

*	Indicates less than 1% of class.

(1)

For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any Common Shares that such person has the right to acquire within 60 days of the date of determination.

(2)

Includes (a) 1,287,584 Common Shares owned by the Joseph A. Jolson 1996 Trust dtd 3/7/96, of which Mr. Jolson is a trustee, (b) 4,514,573 Common Shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee, (c) 62,210 Common Shares owned by Mr. Jolson directly, and (d) 135,000 Common Shares underlying vested options.  Also included in the number reported is 75,000 Common Shares owned by The Jolson Family Foundation although Mr. Jolson disclaims beneficial ownership of these shares.

(3)	Includes (a) 1,044,710 Common Shares owned by the Mack Trust dated February 14, 2002, (b) 303,921 Common Shares owned by Mr. Mack directly, and (c) 135,000 Common Shares underlying vested options.

(4)	Includes (a) 946,782 Common Shares held by the Johnson Revocable Trust, UAD 7/2/97, (b) 330,698 Common Shares owned by Mr. Johnson directly, and (c) 135,000 Common Shares underlying vested options.

(5)	Includes (a) 737,238 Common Shares owned by the Mark L. and Kerri C. Lehmann Trust U/A dated 3/4/2009 and (b) 135,000 Common Shares underlying vested options.

(6)	Includes (a) 351,136Common Shares owned by Mr. Wright directly and (b) 135,000 Common Shares underlying vested options.

(7)

Includes (a) 170,798 Common Shares held by the Beth & Ken Karmin Family Trust Dated November 5, 2009; (b) 2,000 Common Shares held by Mr. Karmin directly; and (c) 60,000 Common Shares underlying vested options.

Equity Compensation Plan Information

In June 2011, the stockholders of the JMP Group Inc., our predecessor, approved and adopted the Amended and Restated JMP Group Inc. Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”). Subject to adjustment, the plan authorizes the issuance of up to 4,000,000 shares of common stock pursuant to the grant or exercise of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. The number of shares authorized for issuance under this plan will be increased by the number of shares underlying awards under this plan or our predecessor’s 2004 JMP Group LLC Equity Incentive Plan (the “2004 LLC Plan”) to the extent that such shares or awards are forfeited, settled in consideration other than shares, surrendered to the Company, or otherwise revert to the Company in connection with an award, as well as increased by the number of shares repurchased by the Company in open market or privately negotiated repurchases; provided, however, that such maximum aggregate number of shares shall be reduced by the number of units subject to awards made pursuant to the 2004 LLC Plan to the extent such number of units exceeds an aggregate of 2,960,000.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information, as of December 31, 2016, with respect to compensation plans (including individual compensation arrangements) under which equity securities of the registrant are authorized for issuance.

	(a)		(b)	(c)
Plan Category	Number of Shares to be Issued Upon Exercise of Options/SARs and Restricted Share Units		Weighted Average Exercise Price of Outstanding Options/SARs	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (excluding shares reflected in column(a))(1)
Equity compensation plans approved by shareholders	Options	2,645,000	$6.53	2,196,670
	SARs	2,580,000	$7.33
	Restricted Share Units	646,558
Equity compensation plans not approved by shareholders		N/A		N/A
Total		5,871,558		2,196,670

(1)

Subject to the Amended and Restated Equity Incentive Plan, the maximum aggregate number of shares which may be issued pursuant to all awards is 4,000,000 shares, plus (a) any shares the Company purchases on the open market or through any share repurchase or share exchange program initiated by the Company, unless the administrator of the Amended and Restated Equity Incentive Plan determines otherwise, and (b) any units that would otherwise return to the 2004 LLC Plan as a result of forfeiture, termination, surrender or expiration or other return to the Company of awards previously granted under the 2004 LLC Plan; provided, however, that such maximum aggregate number of shares shall be reduced by the number of units subject to awards made pursuant to the 2004 LLC Plan to the extent such number of units exceeds an aggregate of 2,960,000.

Transactions with Our Directors and Executive Officers

Through Harvest Capital Strategies, our asset management subsidiary, we manage a number of hedge funds and other investment vehicles. Certain of our officers, directors, employees and related persons have invested in these funds. Such investors may, and often do, invest on terms and conditions more favorable than the other investors in these funds.

The portfolio managers of our funds do not pay the management fees and incentive fees attributable to any of their personal investments in the funds that they manage that ordinarily would be charged to an outside investor. In addition, employees, including our named executive officers, typically pay one-half of the fees payable by an outside investor in such funds. Mr. Jolson, our Chief Executive Officer, did not pay $209,123 in fees which he otherwise would have been charged had he been an outside investor in the fund during that period. Similarly, Messrs. Johnson, Lehmann, and Jackson did not pay $61,648, $7,535, and $109, respectively, during the year ended December 31, 2016 in fees which they otherwise would have been charged had they been outside investors during that period.

Other Transactions

Certain of our directors and officers and entities affiliated with our directors maintain brokerage accounts with us and maintain investments in investment funds that we manage and for which we are paid fees by such directors, officers and entities.

Mr. Lunenburg’s son, Peter Lunenburg, is a Vice President of JMP Securities and was paid $140,375 in salary and bonus in 2016.

In addition, companies in which our directors are investors or at which our directors hold positions as directors or officers from time to time may engage in transactions with us, including, for example, retaining us with respect to the provision of investment banking services. However, no such transactions occurred in 2016.

Review and Approval of Transactions with Related Persons

We analyze all transactions in which the Company or our subsidiaries participate and in which a related person may have a direct or indirect material interest, both due to the potential for a conflict of interest and to determine whether disclosure of the transaction is required under applicable SEC rules and regulations. Related persons include any of our directors or executive officers, certain of our shareholders, and their respective immediate family members. As it relates to our employees, officers, and directors, pursuant to our Code of Business Conduct and Ethics, which is available on our website at www.jmpg.com, a conflict of interest arises when personal interests interfere with the ability to act in the best interests of the Company. Pursuant to our Code of Business Conduct and Ethics, each of our employees is required to disclose any potential conflicts of interest to the Chief Compliance Officer or such officer’s designees, who will advise the employee as to whether or not the Company believes a conflict of interest exists. Employees are also required to disclose potential conflicts of interest involving their respective spouses, siblings, parents, in-laws, children, and household members. Non-employee directors are also to discuss any concerns with our legal department.

Policies and Procedures for Related Party Transactions

We have adopted a standard for approving any related party transactions, entitled Related Party Transaction Policies and Procedures. Pursuant to this policy, our executive officers and directors, including their immediate family members and affiliates, will not be permitted to enter into a related party transaction with us, including, without limitation, any such transaction in which the amount involved exceeds $120,000, without the prior consent of our Audit Committee, or another independent committee of our Board of Directors in the case where it is inappropriate for our Audit Committee to review such a transaction due to a conflict of interest.

We believe that these policies and procedures collectively ensure that all transactions with related persons requiring disclosure under SEC rules are appropriately reviewed, approved, ratified (if such a transaction is acceptable pursuant to our applicable policies and procedures), and disclosed.

PROPOSAL 2
ADVISORY, NONBINDING VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“the Dodd-Frank Act”) and Section 14A of the Exchange Act enable our shareholders, and require that we provide our shareholders with the opportunity, to vote to approve, on an advisory, nonbinding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. The current frequency of such advisory, nonbinding vote, consistent with the preference expressed by our shareholders in an advisory, nonbinding vote at our 2011 annual meeting of shareholders, is annual. Depending on the outcome of Proposal 3, we expect the next such shareholder advisory, nonbinding vote will be at the 2018 annual meeting of shareholders of the Company.

As described in detail under the heading “Executive Compensation—Compensation Discussion and Analysis,” our executive compensation programs are designed to align the interests of our named executive officers with our shareholders and to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers’ compensation is based on the Company’s performance, the performance of business units within the Company, each named executive officer’s achievement of his individual performance goals, as established by our Compensation Committee, and each named executive officer’s general senior management responsibilities and other individual contributions, in addition to compensation previously paid or awarded to each named executive officer and current compensation practices among certain peer companies in our industry. The Compensation Committee reviews the executive compensation programs for our named executive officers to ensure they achieve these desired goals. Please read the “Compensation Discussion and Analysis” beginning on page 12 for additional details about our executive compensation programs, including information about the fiscal year 2016 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to indicate whether they approve of our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee, or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote and Directors’ Recommendation

Because the vote on approval of the compensation of our named executive officers is an advisory, nonbinding vote, there is no minimum vote requirement that constitutes approval of this proposal. Abstentions, while included for purposes of attaining a quorum, will not be voted on Proposal 2 and therefore will have the same effect as a vote against Proposal 2. Broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL 3
ADVISORY, NONBINDING VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A to the Exchange Act requires that we provide our shareholders with an opportunity to vote, on an advisory, nonbinding basis, for their preference as to how frequently we should seek an advisory, nonbinding vote on the compensation of our named executive officers as disclosed in accordance with the SEC’s compensation disclosure rules. By voting on this Proposal 3, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. Shareholders may also abstain from casting a vote on this proposal.

After careful consideration of this proposal, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board of Directors recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with their direct input, by indicating either their approval or disapproval of our named executive officers’ compensation, regarding our compensation philosophy, policies and practices as disclosed in our proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices.

You may cast your vote on the preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote as specified on the proxy card.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that is preferred by our shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our shareholders. However, we look forward to hearing from our shareholders as to their preference on the frequency of an advisory vote on executive compensation.

Required Vote and Directors’ Recommendation

Because the vote on the frequency of future shareholder advisory votes on executive compensation is an advisory vote and provides shareholders with multiple voting options, there is no minimum vote requirement that constitutes approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF “ONE YEAR” AS THE PREFERRED FREQUENCY FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017. We are submitting this appointment of independent registered public accounting firm for shareholder ratification at the Annual Meeting.

Neither applicable law nor our organizational documents require that our shareholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the Audit Committee believes that it is consistent with good corporate practice to allow shareholders an opportunity to express their views on this appointment. If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017, the Audit Committee will reconsider whether to continue the engagement of PricewaterhouseCoopers LLP. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee, in its discretion, may discontinue the engagement of PricewaterhouseCoopers LLP and engage different independent registered public accounting firms at any time during the year if it determines that such a change is necessary or appropriate at such time. We expect a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions from our shareholders.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP for the audit and other services provided to the Company for fiscal years 2016 and 2015.

Type of Fees	2016	2015
Audit Fees	$1,073,081	$1,104,835
Audit-Related Fees(1)	40,000	105,322
Tax Fees(2)	757,287	892,704
All Other Fees	3,600	3,600
Total	$1,873,968	$2,106,461

(1)	Includes services related to collateralized loan obligation regulatory compliance.
(2)	Consists primarily of tax compliance and planning for the Company and its subsidiaries.

Audit Committee Pre-Approval of Audit and Non-Audit Services

Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by our independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee. The Chairman is required to report any decisions to the Audit Committee at the next scheduled committee meeting. The Audit Committee pre-approved all of the audit services, audit-related services, tax services and other services provided by PricewaterhouseCoopers LLP during fiscal years 2016 and 2015.

Required Vote and Directors’ Recommendation

Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote for this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted “FOR” ratification of the appointment.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending

December 31, 2017.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our Common Shares (see “Security Ownership of Certain Beneficial Owners and Management” for identification of those persons who are beneficial owners of more than 10% of our Common Shares) to file reports of ownership of, and transactions in, our Common Shares with the SEC within certain time periods following events giving rise to such filing requirements. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such filings were required for such persons, the Company believes that all Section 16(a) filing requirements applicable to such officers, directors and 10% shareholders were met during 2016 other than (i) a report on Form 5 filed on February 16, 2017 relating to shares purchased by Jonathan M. Orszag from December 1, 2014 to January 17, 2017 under a dividend reinvestment plan operated by a brokerage firm, and (ii) a report on Form 5/A filed on February 10, 2017 relating to shares purchased by the Joseph A. Jolson 1991 Trust dtd 6/4/91, of which Joseph A. Jolson is a trustee, on March 15, 2016.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing.

Shareholder Proposals for 2018 Annual Meeting of Shareholders

Shareholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2018 annual meeting of shareholders must submit their proposals to our Secretary on or before January 1, 2018, which is 120 days before the first anniversary of the date of release of this Proxy Statement, provided that the date of our 2018 annual meeting of shareholders is not more than thirty days before or after the one-year anniversary of the date of the Annual Meeting. SEC rules provide that submitting a proposal does not guarantee its inclusion in such proxy materials.

In accordance with Section 7.10 of our LLC Agreement, for a matter not included in our proxy materials to be properly brought before the 2018 annual meeting of shareholders, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to our Secretary at JMP Group LLC, 600 Montgomery Street, Suite 1100, San Francisco, California 94111 as follows:

1.

If the 2018 annual meeting of shareholders is scheduled to take place within 30 days before or after the first anniversary date of the Annual Meeting, such notice shall be delivered not less than 90 days nor more than 120 days prior to the first anniversary of the date on which we first mail our proxy materials for the Annual Meeting; or

2.

If the date of the 2018 annual meeting of shareholders is changed more than 30 days from the first anniversary date of the Annual Meeting, such notice shall be delivered not later than the close of business on the later of (i) the 90th day prior to the 2018 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2018 annual meeting is first made.

Assuming that the 2018 annual meeting of shareholders occurs within 30 days before or after the first anniversary date of the Annual Meeting, any such notice given by or on behalf of a shareholder pursuant to Section 7.10 of our LLC Agreement (and not pursuant to SEC Rule 14a-8) must be received no earlier than January 1, 2018 and no later than January 31, 2018. A shareholder’s notice to the Company must set forth, as to each matter the shareholder proposes to bring before an annual meeting, the information required by our LLC Agreement. For information about director nominations by our shareholders, see “Shareholder Recommendations and Nominations for Membership on our Board of Directors” on page 6 of this Proxy Statement. Nothing in Section 7.10 of our LLC Agreement shall affect the right of a shareholder to request inclusion of a proposal in the proxy statement to the extent that such right is provided by applicable law.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors and employees, including our principal executive officer, principal financial and accounting officer and other employees performing similar functions. A copy of this Code of Business Conduct and Ethics is available in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com.

Reporting of Concerns Regarding Accounting and Other Matters

We have adopted procedures for employees, shareholders, and other interested parties to communicate concerns regarding accounting, internal accounting controls or auditing matters to the Audit Committee of the Board of Directors, and other matters to our independent directors. Such procedures are described in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com. An independent service provider will initially receive and process communications, which will be forwarded to Company management, who will evaluate and forward to the Audit Committee of the Board of Directors or to our independent directors as appropriate, depending on the facts and circumstances outlined in the communication.

Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single copy of such materials addressed to those shareholders. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our Common Shares in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose shares is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of this Proxy Statement and our 2016 Annual Report has been sent to your address.

We will promptly deliver separate copies of this Proxy Statement and our 2016 Annual Report upon the oral or written request of any shareholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to our Secretary, Walter Conroy, at JMP Group LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111 or by telephone at (415) 835-8900. Shareholders who share an address and receive multiple copies of this Proxy Statement and our 2016 Annual Report may also request to receive a single copy by following the same instructions.

Communicating with the Board of Directors, the Lead Director or with the Non-Management Members as a Group

Shareholders or other interested parties may communicate with the Board of Directors, any committee or individual member of the Board of Directors, the Lead Director or the non-management members of the Board of Directors, by writing to: Board of Directors, JMP Group LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111, Attn: Secretary. All such communications are reviewed by our Secretary and then presented to our Board of Directors, a committee or an individual member of the Board of Directors, the Lead Director or the non-management members of the Board of Directors, as applicable, at the subsequent regularly scheduled meeting of the Board of Directors.

Other Matters

At the date hereof, there are no other matters that the Board of Directors intends to present at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors,

Secretary

San Francisco, California

April 21, 2017

JMP GROUP LLC
600 MONTGOMERY ST.
SUITE 1100
SAN FRANCISCO, CA 94111

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # → 0000000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Joseph A. Jolson 02 Craig R. Johnson 03 Carter D. Mack 04 Mark L. Lehmann 05 Glenn H. Tongue
06 Kenneth M. Karmin 07 H. Mark Lunenburg 08 David M. DiPietro 09 Jonathan M. Orszag

02 0000000000

The Board of Directors recommends you vote FOR proposals 2. and 3.

	For	Against	Abstain
2. Advisory approval of the Company's executive compensation.	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. Advisory vote on the frequency of holding an advisory vote on the Company's executive compensation.	☐	☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted "FOR" Proposals 2 and 3, "FOR ALL" of the nominees listed in Proposal 1 and FOR the option of ONE YEAR in Proposal 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date	SHARES CUSIP # SEQUENCE #

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and 10K Wrap are available at www.proxyvote.com

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This Proxy Is Solicited on Behalf of the Board of Directors of the Company

The undersigned shareholder hereby appoints Joseph A. Jolson, Raymond S. Jackson and Walter Conroy, each of them individually, as proxies for the undersigned, each with full power of substitution for and in the name of the undersigned, to act for the undersigned and to vote, as designated on the reverse, all of the common shares of JMP Group LLC (the "Company"), which the undersigned is entitled to vote at the 2017 annual meeting of shareholders of the Company, or any adjournment or postponement of the meeting, to be held on June 5, 2017 at 11:00 a.m. Pacific Time, at 600 Montgomery Street, Suite 1100, San Francisco, California 94111, to consider and act upon the matters as designated on the reverse side.

Unless otherwise specified in the boxes and space provided, the proxies shall vote in the election of directors for the nominees listed on the reverse side and for the other proposals listed on the reverse side and shall have discretionary power to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors has established the close of business on April 14, 2017 as the record date for the determination of the shareholders entitled to notice of and to vote at this 2017 annual meeting of shareholders.

PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE

Continued and to be signed on reverse side

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